SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 13, 2003

Stratus Properties Inc.

(Exact name of registrant as specified in its charter)

                     Delaware                                                                       0-19989                                       72-1211572

  (State or other

                          (Commission

(IRS Employer

  jurisdiction of

                          File Number)

Identification

  incorporation or

                    Number)

  organization)

98 San Jacinto Blvd., Suite 220

Austin, Texas 78701

(address of principal executive offices)

Registrant's telephone number, including area code:  (512) 478-5788

Item 9. Regulation FD Disclosure

The following information is being furnished under Item 12.

Stratus Properties Inc. issued a press release dated May 13, 2003 regarding its first-quarter 2003 results (Exhibit 99.1).

SIGNATURE

------------------

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Stratus Properties Inc.

By:   /s/ C. Donald Whitmire, Jr.

     -------------------------------------

         C. Donald Whitmire, Jr.

                    Vice President - Controller

      (authorized signatory and

     Principal Accounting Officer)

Date:  May 14, 2003

Stratus Properties Inc.

Exhibit Index

Exhibit

Number

99.1

Press Release dated May 13, 2003 “Stratus Properties Inc. Reports First-Quarter 2003 Results”.